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                                                                    EXHIBIT 10.6

                   BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
                            2004 INCENTIVE AWARD PLAN
                             STOCK OPTION AGREEMENT




Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the "Company"), hereby grants to the optionee named below ("Optionee") an option (this "Option") to purchase the total number of shares shown below of Common Stock of the Company ("Shares") at the exercise price per share set forth below (the "Exercise Price"), subject to all of the terms and conditions on the reverse side of this Stock Option Agreement and the Behringer Harvard Opportunity REIT I, Inc. 2004 Incentive Award Plan (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.

                                         ____________________
             Shares Subject to Option:
                                         ____________________


                                         ____________________
             Exercise Price Per Share:*
                                         ____________________


                                         ____________________
             Term of Option:*            TEN (10) YEARS
                                         ____________________


Vesting:
Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule described in Section 10 on the reverse of this Stock Option Agreement.



IN WITNESS WHEREOF, this Stock Option Agreement has been executed by the Company by a duly authorized officer as of the date specified hereon.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.



By:___________________________________________

                ____________________
Grant Date:
                ____________________


                Type of Stock Option Intended:
___________
                Incentive Stock Option (ISO)
___________
                Non-Qualified Stock Option (NQSO)
___________


Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of Shares purchased by exercise of this Option, and that Optionee should consult a tax adviser prior to such exercise or disposition.




_______________________________________________
[Name of Optionee]


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1.      EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of this
Stock Option Agreement and the Plan, and unless otherwise modified in writing signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares subject to this Option, but only according to the vesting schedule described in Section 10 below, prior to the date which occurs on the last day of the Term of Option set forth on the face hereof following the Grant Date (hereinafter "Expiration Date").

2. RESTRICTIONS ON EXERCISE. This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Shares may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares subject to this Option with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance. Also, this Option may not be exercised within the first six (6) months of the Grant Date noted hereon (except in situations otherwise allowed by this Option and Section 7(e)(8)(B) of the FLSA) if the Optionee is currently, at the time of exercise, or has been at any time within the two (2) year period immediately preceding exercise, a non-exempt (as defined in the Fair Labor Standards Act) employee of the Company.

3. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall be immediately forfeited and may not be exercised after the date which is ninety (90) days after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Board shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and may determine that a material reduction or decrease in responsibilities is a cessation of the performance of services. The effective date on which services are determined by the Board to have ceased is the "Termination Date".

        (a) TERMINATION FOR CAUSE. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for Cause, this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, as of the Termination Date, but in no event later than the Expiration Date. For this purpose, "Cause" shall be defined as set forth in the written employment agreement between the Optionee and the Company, or, if no such written agreement exists or if "Cause" is not defined in such written employment agreement, "Cause" shall be defined as set forth in the Plan, or, if not defined in the Plan, "Cause" shall mean actions or omissions harmful to the Company as determined by the Board in its sole and absolute discretion.

        (b) DEATH. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death of Optionee, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee's legal representative within one (1) year after the Termination Date, but in no event later than the Expiration Date.

        (c) DISABILITY. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the disability (within the meaning of Code ss.22(e)(3)) of Optionee (as determined by the Board in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within one (1) year after the Termination Date, but in no event later than the Expiration Date.

        (d) NO RIGHT TO EMPLOYMENT OR OTHER RELATIONSHIP. Nothing in the Plan or this Stock Option Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee's employment or other relationship at any time, with or without cause.

4.      MANNER OF EXERCISE.

        (a) EXERCISE AGREEMENT. This Option shall be exercisable by delivery to the Company of an executed Exercise and Stockholder Agreement ("Exercise Agreement") in such form as may be approved or accepted by the Company, which shall set forth Optionee's election to exercise this Option with respect to some or all of the Shares subject to this Option, the number of Shares subject to this Option being purchased, and any restrictions imposed on the Shares subject to this Option (including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, "first refusal" rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, "drag along" rights requiring the sale of shares to a third party purchaser in certain circumstances, "lock up" type restrictions in the case of an initial public offering of the Company's stock, restrictions or limitations that would be applied to stockholders under any applicable restriction agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares). The Company may modify the required Exercise Agreement at any time for any reason consistent with the Plan. If the Optionee receives a hardship distribution from a Code ss.401(k) plan of the Company, or any Parent or Subsidiary, this Option may not be exercised during the six (6) month period following the hardship withdrawal (unless the Company determines that such exercise would not jeopardize the tax-qualification of such Code ss.401(k) plan).

        (b) EXERCISE PRICE. Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares being purchased may be made in U.S. dollars in cash (by check), or by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (I.E., "mature shares" for accounting purposes) having an aggregate fair market value equal to the amount to be tendered, or a combination thereof. In addition, this Option may be exercised through a brokerage transaction following registration of the Shares under Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T promulgated by the Federal Reserve Board applicable to cashless exercises.

        (c) WITHHOLDING TAXES. Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company. Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

        (d) ISSUANCE OF SHARES. Provided that such Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares purchased to be issued in the name of Optionee or Optionee's legal representative. Optionee shall not be considered a Stockholder until such time as Shares have been issued as noted on the stockholder register of the Company.

5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to this ISO on or before the later of (a) the date two (2) years after the Grant Date, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall and hereby agrees to immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee, and Optionee agrees to remit same to Company upon request. Optionee also hereby agrees that Optionee shall include the compensation from such early disposition in the Optionee's gross income for federal tax purposes.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution. In addition, except as expressly permitted under the Plan for NQSOs, during Optionee's lifetime, this Option may only be exercised Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee. However, if this Option is a NQSO, it may be transferred to the extent allowed by the Plan.

7. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR; OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE; AND IT IS SPECIFICALLY UNDERSTOOD BY THE OPTIONEE THAT NO REPRESENTATIONS OR ASSURANCES ARE MADE AS TO THE QUALIFICATION OF THIS OPTION AS AN ISO OR AS TO ANY PARTICULAR TAX TREATMENT WITH RESPECT TO THE OPTION. OPTIONEE ALSO ACKNOWLEDGES THAT EXERCISE OF AN ISO OPTION MUST GENERALLY OCCUR WITHIN NINETY
(90) DAYS OF TERMINATION OF EMPLOYMENT, REGARDLESS OF ANY LONGER PERIOD ALLOWED BY THIS STOCK OPTION AGREEMENT.

8. INTERPRETATION. Any dispute regarding the interpretation of this Stock Option Agreement shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

9. ENTIRE AGREEMENT AND OTHER MATTERS. The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, stockholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Agreement, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior understandings and agreements with respect to the subject matter hereof. This Stock Option Agreement and the underlying Option are void AB INITIO unless this Certificate has been executed by the Optionee and the Optionee has agreed to all terms and provisions hereof.

10. VESTING AND EXERCISE OF SHARES. Subject to the terms of the Plan, this Stock Option Agreement and the Exercise Agreement, the Optionee shall be entitled to purchase, pursuant to the exercise of this Option, the percentage of the Shares subject to this Option shown below based upon the Continuous Service of the Optionee from the Grant Date of this Option (as noted hereon) at the time of exercise:

________________________________________________________________________________
                                VESTING SCHEDULE:
________________________________________________________________________________
           PERCENTAGE VESTED:                       CONTINUOUS SERVICE:
_______________________________________ ________________________________________

_______________________________________ ________________________________________

_______________________________________ ________________________________________

_______________________________________ ________________________________________

IF THE ABOVE CALCULATION OF SHARES AVAILABLE FOR PURCHASE THROUGH EXERCISE OF THIS OPTION WOULD RESULT IN A FRACTION, ANY FRACTION WILL BE ROUNDED TO ZERO. FOR PURPOSES OF THIS STOCK OPTION AGREEMENT, "CONTINUOUS SERVICE" MEANS A PERIOD OF CONTINUOUS PERFORMANCE OF SERVICES BY OPTIONEE FOR THE COMPANY, A PARENT, OR A SUBSIDIARY, AS DETERMINED BY THE BOARD IN ITS SOLE AND ABSOLUTE DISCRETION.

11. SPECIAL CALIFORNIA PROVISIONS. Anything contained in this Stock Option Grant Certificate or the Plan to the contrary notwithstanding, in order for the grant or exercise of this Option to be exempt from the securities laws of the State of California, the following provisions apply in the event that the Optionee is a resident of State of California: (i) the total number of shares issuable upon exercise of all outstanding Stock Incentives under the Plan plus the total number of shares issuable under any other stock option, stock bonus or similar plan of the Company shall not exceed thirty percent (30%) of the then outstanding shares of capital stock of the Company, measured on an as converted to common basis, unless a percentage higher than thirty percent (30%) is approved by at least two-thirds of the Company's outstanding capital stock; (ii) the Company hereby represents that the Exercise Price of this Option is at least 85% of the Fair Market Value of a share of Common Stock (110% of Fair Market Value of a share of Common Stock if the Participant owns more than 10% of the combined voting power of all classes of stock of the Company); (iii) Optionee shall receive the annual financial statements of the Company in accordance with
Section 260.140.46 of Title 10 of the California Code of Regulations; and (iv) Optionee shall be delivered a copy of the Plan with this Stock Option Grant Certificate.]